                                                                   Exhibit 10.34

                            STOCK OPTION AGREEMENT
                                     UNDER
         THE BIOLYNX.COM, INC. 1999 STOCK INCENTIVE COMPENSATION PLAN


     THIS STOCK OPTION AGREEMENT is entered into effective on the 15th day of January 2000, by and between BIOLYNX.COM, INC., a Texas corporation (the "Company"), and REAGAN E. HICKS, a resident of Bexar County, Texas (the "Employee").

     WHEREAS, on May 7, 1999, the Company adopted its 1999 Stock Incentive Compensation Plan (the "Plan"); and

     WHEREAS, the Plan provides for the issuance of options to purchase shares of the common stock of the Company, par value $0.001 per share (the "Shares");

     WHEREAS, the Company desires to grant to the Employee an options to purchase 100,000 of the Shares in conformity with the Plan;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Grant of Options. The Company hereby grants to the Employee options (the "Options") to purchase all or any portion of 100,000 Shares at a purchase price equal to $4.00 per Share (the "Exercise Price") in accordance with the terms of this Agreement, and pursuant to the Plan.

2. Vesting of Options. The Employee's right to exercise the Options shall vest at a rate of 25 percent (25,000 shares) for each year of employment the Employee completes with the Company. For purposes of this Stock Purchase Agreement, the Employee will be deemed to have completed a year of employment if the Employee remains employed with the Company as of each January 15th of the years 2001, 2002, 2003 and 2004. Therefore, if the Employee remains employed with the Company on such date, the Employee's right to exercise the Options shall be fully vested as of January 15, 2004. In the event the Employee terminates his employment, or the Company terminates the Employee's employment for "cause" (defined as the Employee's negligence or failure to perform services in accordance with reasonable industry standards) then (i) any Options that are exercisable as of the date of such termination shall be deemed earned by the Employee, surviving termination and exercisable on or before December 31, 2005, and (ii) any Options that are not yet exercisable as of the date of such termination of employment will terminate automatically without notice and be of no further force or effect. Notwithstanding anything in this Agreement to the contrary, the Options will terminate automatically without notice and be of no further force or effect to the extent the Options are not yet exercised on December 31, 2005.

3. Manner of Exercise of Options. The Options may be exercised on one or more occasions, but can only be exercised for whole Shares. The Options shall be exercised by the Employee by delivering to the Company (i) written notification that any or all of the Options are exercisable, including evidence reasonably satisfactory to the Company to that effect, (ii) the cash required to pay in full an amount equal to the total Exercise Price for the number of Shares so exercised. Then, the Company shall deliver to the Employee certificate(s) for the Shares (collectively, the "Option Shares"). The Employee shall execute such documents and instruments as requested by the Company to evidence the issuance of the Option Shares.

4. Transferability of Options. Except as herein set forth, the Options shall not be transferable by the Employee and shall be exercisable only by the Employee.

5.   Requirements of Law.

     (a) Compliance with Laws. The Company shall not be required to sell or issue any Option Shares under this Agreement if the issuance of the Option Shares will constitute a violation by the Employee or the Company of any provisions of any law or regulation of any governmental authority or the Bylaws of the Company. The Company shall not be obligated to take any affirmative action other than that which is specifically set forth in this Paragraph 5 in order to cause the exercise of the Options or the issuance of Option Shares pursuant hereto to comply with any law or regulation of any governmental authority.

      (b) Federal and State Securities Laws. Upon exercise of the Options, unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is in effect with respect to the Option Shares covered hereby, the Company shall not be required to issue such Option Shares unless the Company has received evidence reasonably satisfactory to it that such issuance is exempt from registration under the Securities Act and all applicable state securities laws. Subject to the Registration Rights Agreement described below, the Company may, but shall in no event be obligated to register any securities covered hereby pursuant to the Securities Act or any applicable state securities laws. Unless registered or exempt from restriction, the certificate(s) issued representing the Option Shares shall bear a legend in substantially the following form:

   "The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that registration is not required for such sale or transfer."

       (c) Investment Intent. The Employee represents and warrants that the Options and Option Shares are being acquired solely for the account of the Employee for investment purposes only and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof; the Employee has no contract, understanding, undertaking, agreement, or arrangement with any person to sell, transfer or pledge to any person the Options or Option Shares or any part thereof; the Employee has no present plans to enter into any such contract, undertaking, agreement or arrangement; the Employee understands the legal consequences of the foregoing representations and warranties to mean that the Employee must bear the economic risk of the investment in the Option Shares for an indefinite period of time; the Employee has such knowledge and experience in financial and business matters that the Employee is capable of evaluating the merits and risks of acquiring the Option Shares; and the Employee acknowledges that the acquisition of the Option Shares involves a high degree of risk that may result in the loss of the total amount of the Employee's investment in the Options and Option Shares.

       (d) Due Diligence. The Employee acknowledges that he has for a reasonable amount of time had an opportunity to ask questions and receive answers concerning the terms and conditions of the issuance of the Options and Option Shares and the actual and proposed business and affairs of the Company, and is satisfied with the results thereof, and been given access, if requested, to all documents with respect to the Company or this transaction, as well as to such other information that the Employee has requested to evaluate an investment in the Options and Option Shares. The Employee has made his own determination of the value of the Options and has not received or relied upon any statements, representations, or warranties of the Company or its agents or representatives.

6. No Rights as Shareholder. The Employee shall have no rights as a shareholder of the Company with respect to the Option Shares until the date of issuance of a certificate for the Option Shares; no adjustment for distributions, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

7.  Changes in the Company's Structure.

       (a) Changes in Structure. The existence of the Options shall not affect in any way the right or power of the Company, directors, or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, or any other security or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

       (b) Changes in Number of Shares. If, while the Options are outstanding, the Company shall effect a subdivision or consolidation of Shares or other capital readjustment, the payment of a Share dividend, or other increase or reduction of the number of Shares outstanding, without receiving compensation therefor in money, services, or property, then (i) in the event of such an increase in the number of Shares outstanding, the number of Option Shares then subject to the Options shall be proportionately increased, and the Exercise Price shall be proportionately reduced and (ii) in the event of such a reduction in the number of Shares outstanding, the number of Option Shares then subject to the Options shall be proportionately reduced, and the Exercise Prices shall be proportionately increased.

       (c) Changes in Corporate Structure. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, the Employee shall, at no additional cost, be entitled upon exercise of the Options to receive (subject to any required action by shareholders) in lieu of the number of Option Shares as to which the Options shall then be so exercisable, the number and class of shares or other securities to which the Employee would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Employee had been the holder of record of a number of Shares equal to the number of Option Shares as to which the Options shall be so exercised. In the event the Company agrees to be merged with or consolidated into one or more corporations or other entities in which the Company shall not be the surviving entity then, the Company shall, prior to such merger or consolidation, obtain the full and unconditional agreement of such surviving entity to assume all of the obligations of the Company under this Agreement.

       (d) Issuance of Shares. Except as hereinbefore expressly provided, the issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares then subject to the Options.

8. Expenses. Each party shall pay its own expenses, including legal expenses and attorneys' fees, which have been or may be incurred in connection with the preparation, administration, amendment, or modification of this Agreement and the other documents and instruments executed in connection herewith.

9. Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Company, addressed to Mr. John D. Walker, II, at 5617 Grissom Road, San Antonio, Texas 78238, telephone (210) 256-8300, fax (210) 682-2137, and if to Employee, addressed to Mr. Reagan E. Hicks at 5617 Grissom Road, San Antonio, Texas 78238, telephone (210) 256-8300, fax (210) 682-2137;
provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

10. Conflict. Notwithstanding anything herein contained to the contrary, in the event of any conflict between the terms of the Registration Rights Agreement or this Agreement, the terms of the Registration Rights Agreement shall control.

11. Amendments. No amendment, modification or waiver of this Agreement or any other agreements or documents executed pursuant hereto shall be effective unless the same is in writing and signed by the person against whom such amendment is sought to be enforced.

12. Attorney's Fees. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable counsel's fees and costs of court incurred by the other parties hereto.

13. Governing law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Bexar County, Texas, as well as of the District Courts of the State of Texas in Bexar County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

14. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach, termination, or validity thereof, shall be settled by final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA Rules") in effect as of the effective date of this Agreement. The American Arbitration Association shall be responsible for (a) appointing a sole arbitrator, and (b) administering the case in accordance with the AAA Rules. The situs of the arbitration shall be San Antonio, Texas. Upon the application of either party to this Agreement, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized to (x) issue and enforce in any lawful manner, such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement and (y) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement. Any order or judgment rendered by the arbitrator may be entered and enforced by any court having competent jurisdiction.

15. Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if in a writing signed by the party or parties against which such waiver is to be asserted. No delay or omission on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

16. Entire Agreement. This Agreement and the Registration Rights Agreement described herein constitute the entire agreement between the parties with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement. There are no other unwritten or oral agreements between the parties.

17. Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be declared judicially to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement or affect the application of such provision to other persons or circumstances, and the parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder of this Agreement will have the same force and effect as if such part or parts had never been included herein. Any such finding of invalidity or unenforceability shall not prevent the enforcement of such provision in any other jurisdiction to the maximum extent permitted by applicable law.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                BIOLYNX.COM, INC.



                                By /s/ John D. Walker II
                                  -------------------------------
                                  John D. Walker II, Chairman



                                   /s/ Reagan E. Hicks
                                  -------------------------------
                                  REAGAN E. HICKS